SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 07/25/98
                        (Date of earliest event reported)


                     Federal Deposit Insurance Corporation,
                              REMIC Trust 1996-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4

                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                       JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4



                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4
                                  (Registrant)

Date:  07/25/98

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee

Trustee's Report to Certificateholders
Payment Summary                               Payment Date:    July 25, 1998

                        Original        Pass-Through  Interest    Original        Beginning       Principal
Class     CUSIP         Moody's Rating  Rate          Type        Balance         Balance         Distribution
A1        617059BX7     Aaa             0.06939       Fixed       40,000,000.00   33,091,195.32   455,155.16
A2        617059BY5     Aaa             0.07323       Fixed       100,124,000.00  100,124,000.00  0.00
A3        617059BZ2     Aaa             0.07535       Fixed       138,659,000.00  138,659,000.00  0.00
B         617059CA6     Aa2             0.07508       Variable    24,419,000.00   24,419,000.00   0.00
C         617059CB4     A2              0.07606       Variable    22,384,000.00   22,384,000.00   0.00
D         617059CC2     Baa2            0.07664       Variable    20,349,000.00   20,349,000.00   0.00
E         617059CD0     Baa3            0.08007       Variable    6,104,000.00    6,104,000.00    0.00
X*        617059CE8     AAA             0.01368       Variable    406,985,353.00  400,076,548.32  0.00
F         617059CF5     NR              0.07380       Fixed       26,454,000.00   26,454,000.00   0.00
G         617059CG3     NR              0.07380       Fixed       16,279,000.00   16,279,000.00   0.00
NR        617059CH1     NR              0.07380       Fixed       12,213,353.00   12,213,353.00   0.00
R-I       N/A           NR              N/A           N/A         0.00            0.00            0.00
R-II      N/A           NR              N/A           N/A         0.00            0.00            0.00
R-III     N/A           NR              N/A           N/A         0.00            0.00            0.00
          * Based on a Notional Balance               Totals:     406,985,353.00  400,076,548.32  455,155.16

Distributions per Certificate
               Beginning       Principal     Interest    Ending
Class          Certif. Factor  Distribution  Distrib.    Certif. Factor
A1             0.827279883     11.378879     4.783746    0.815901004
A2             1.000000000     0.000000      6.102500    1.000000000
A3             1.000000000     0.000000      6.279167    1.000000000
B              1.000000000     0.000000      6.256934    1.000000000
C              1.000000000     0.000000      6.338601    1.000000000
D              1.000000000     0.000000      6.386934    1.000000000
E              1.000000000     0.000000      6.672767    1.000000000
X*             0.983024439     0.000000      1.120496    0.981906081
F              1.000000000     0.000000      6.150000    1.000000000
G              1.000000000     0.000000      6.150000    1.000000000
NR             1.000000000     0.000000      6.150002    1.000000000
R-I            0.000000000     0.000000      0.000000    0.000000000
R-II           0.000000000     0.000000      0.000000    0.000000000
R-III          0.000000000     0.000000      0.000000    0.000000000

Principal Detail

              Beginning         Principal     Principal     Realized  Collat. Val  Total Prin     Ending
Class         Balance           Payments      Adjustments   Losses    Adj          Distrib. Amt   Balance
A1            33,091,195.32     455,155.16    0.00          0.00      0.00         455,155.16     32,636,040.16
A2            100,124,000.00    0.00          0.00          0.00      0.00         0.00           100,124,000.00
A3            138,659,000.00    0.00          0.00          0.00      0.00         0.00           138,659,000.00
B             24,419,000.00     0.00          0.00          0.00      0.00         0.00           24,419,000.00
C             22,384,000.00     0.00          0.00          0.00      0.00         0.00           22,384,000.00
D             20,349,000.00     0.00          0.00          0.00      0.00         0.00           20,349,000.00
E             6,104,000.00      0.00          0.00          0.00      0.00         0.00           6,104,000.00
X*            400,076,548.32    0.00          0.00          0.00      0.00         0.00           399,621,393.16
F             26,454,000.00     0.00          0.00          0.00      0.00         0.00           26,454,000.00
G             16,279,000.00     0.00          0.00          0.00      0.00         0.00           16,279,000.00
NR            12,213,353.00     0.00          0.00          0.00      0.00         0.00           12,213,353.00
R-I           0.00              0.00          0.00          0.00      0.00         0.00           0.00
R-II          0.00              0.00          0.00          0.00      0.00         0.00           0.00
R-III         0.00              0.00          0.00          0.00      0.00         0.00           0.00
Totals:       400,076,548.32    455,155.16    0.00          0.00      0.00         455,155.16     399,621,393.16

Interest Detail

        Accrued        Current Unpaid  Prior Accrd Unpai  Prepay Int.  Additional   Prepayment     Total Interest
Class   Cert Int       Distrib. Cert.  Distr.Cert.Int     Shortfalls   Adjustments  Premiums       Distrib. Amount
A1      191,349.84     0.00            0.00               0.00         0.00         0.00           191,349.84
A2      611,006.71     0.00            0.00               0.00         0.00         0.00           611,006.71
A3      870,662.97     0.00            0.00               0.00         0.00         0.00           870,662.97
B       152,788.08     0.00            0.00               0.00         0.00         0.00           152,788.08
C       141,883.25     0.00            0.00               0.00         0.00         0.00           141,883.25
D       129,967.73     0.00            0.00               0.00         0.00         0.00           129,967.73
E       40,730.57      0.00            0.00               0.00         0.00         0.00           40,730.57
X*      456,025.63     0.00            0.00               0.00         0.00         0.00           456,025.63
F       162,692.10     0.00            0.00               0.00         0.00         0.00           162,692.10
G       100,115.85     0.00            0.00               0.00         0.00         0.00           100,115.85
NR      75,112.12      0.00            1,562.51           0.00         0.00         0.00           75,112.15
R-I     0.00           0.00            0.00               0.00         0.00         0.00           0.00
R-II    0.00           0.00            0.00               0.00         0.00         0.00           0.00
R-III   0.00           0.00            0.00               0.00         0.00         0.00           0.00
Totals: 2,932,334.85   0.00            1,562.51           0.00         0.00         0.00           2,932,334.88

Delinquency Statistics

               One Month Two Months Three + Months Specially Svcd     Foreclsrs
# of Loans     0         0          0              0                  0
Prin. Balance  0.00      0.00       0.00           0.00               0.00

Other Information

Principal      Prepayment Int.    Prepayment Int.    # of Outstanding
Prepayments    Excess             Shortfall          Mortgage Loans
0.00           0.00               0.00               127

Advances, Expenses, Fees
                                  Current            Cum Outstanding
Principal Advances                20,909.93          20,909.93
Interest Advances                 143,474.44         143,474.44
Total Advances                    164,384.37         164,384.37

Servicing Advances                0.00               0.00
Current Interest on Advances                         0.00
Cumulative Interest on Advances                      1,563.54

               Master Svc Fee     Primary Svc Fee    Special Servicing Fee
               8,154.10           21,382.04          0.00


Subordinate Support Percentage and Maturities
Class                             Original Support   Current Support
                                  Subordination %    Subordination %
A                                 0.3150             0.3208
B                                 0.2550             0.2597
C                                 0.2000             0.2037
D                                 0.1500             0.1528
E                                 0.1350             0.1375
F                                 0.0700             0.0713
G                                 0.0300             0.0306
NR                                0.0000             0.0000